SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): December 21, 1999



                         MLCC Mortgage Investors, Inc.

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           (Exact name of registrant as specified in its character)



                                   Delaware

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        (State or other jurisdiction of incorporation or organization)


  333-14253                             59-3247986

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(Commission File Number)      (IRS Employer Identification No.)


          MLCC Mortgage Investors, Inc.
          4802 Deer Lake Drive East
          Jacksonville, FL   32246
          Attention: General Counsel

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            (Address of principal executive offices and zip code)


Registrant's telephone number, including area code: 904-928-6000


                                Not applicable
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(Former name or former address, if changed since last report)

Item 5.   Other Events.
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Filing of Pooling and Servicing Agreement
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     On December 21, 1999 MLCC Mortgage Investors, Inc. (the "Seller") entered into a Pooling and Servicing Agreement dated as of December 1, 1999 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Merrill Lynch Credit Corporation, as master servicer, and Bankers Trust
Company of California, N.A., as trustee (the "Trustee"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits

               The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

               Exhibit No.         Description
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                    99             Pooling and Servicing Agreement



SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MLCC MORTGAGE INVESTORS, INC.



                                   By:  /s/ Laurel A. Davis
                                       -----------------------
                                        Laurel A. Davis

                                   Its: Vice President and
                                        Assistant Secretary




Dated:    January 5, 2000


                                 EXHIBIT INDEX


          Exhibit No.                                       Page
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               99                                             6